UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 13, 2002

Cerner Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15386	43-1196944
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri 64117
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code) (816) 201-1024
Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

The following exhibits are furnished herewith.

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

Although not required pursuant to the Securities and Exchange Commission’s (SEC) Order No. 4-460 (June 27, 2002), Cerner Corporation is voluntarily furnishing herewith as Exhibits 99.1 and 99.2, the Statements under Oath of its

SIGNATURES
EX-99.1 Statement Under Oath of Executive Officer
EX-99.2 Statement Under Oath of Financial Officer

Principal Executive Officer and its Principal Financial Officer regarding the facts and circumstances relating to Exchange Act filings submitted to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: August 13, 2002

Cerner Corporation

by:	/s/ Marc G. Naughton Marc G. Naughton, Senior Vice President, Treasurer and Chief Financial Officer